STATEMENT OF                                                   February 28, 2004
ADDITIONAL INFORMATION                                  As Revised April 1, 2004


                                  SPECTRA FUND

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   Spectra Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers two classes of shares: Class A shares, which are generally subject to a front-end sales charge, and Class N shares, which have no sales charge.

   This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectuses dated February 28, 2004 for the Fund. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund at 111 Fifth Avenue, New York, NY 10003 or calling (800) 992-3863.

   The Fund's financial statements for the year ended October 31, 2003 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

                                    CONTENTS

Investment Strategies and Policies ........................................    2
Portfolio Transactions ....................................................    8
Net Asset Value ...........................................................    8
Classes of Shares .........................................................    9
Purchases and Redemptions .................................................    9
Management ................................................................   13
Code of Ethics ............................................................   18
Taxes .....................................................................   18
Custodian and Transfer Agent ..............................................   18
Diversification ...........................................................   19
Certain Shareholders ......................................................   19
Organization ..............................................................   19
Proxy Voting Policies and Procedures ......................................   20
Financial Statements ......................................................   21
Appendix ..................................................................  A-1

                                  [LOGO] ALGER

INVESTMENT STRATEGIES AND
POLICIES

The Prospectus discusses the investment objective of the Fund and the principal strategies employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant on those investments, policies and strategies.

CASH POSITION
In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When management's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

SMALL CAPITALIZATION INVESTMENTS
Certain companies in which the Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates.

Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

REPURCHASE AGREEMENTS
Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Fred Alger Management, Inc. ("Alger Management"), reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

WARRANTS AND RIGHTS
The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

PORTFOLIO DEPOSITARY RECEIPTS
To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard &Poor's Depositary Receipts (SPDRs) issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard &Poor's MidCap 400 Depositary Receipts (MidCap SPDRs) similarly linked to the S&P MidCap 400 Index.

ILLIQUID AND RESTRICTED SECURITIES
The Fund will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than 7 days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Fund's adviser acting subject to the Board's supervision) determines that the securities are, in fact, liquid. The Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

SHORT SALES
The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES
In order to generate income and to offset expenses, the Fund may lend portfolio securities with a value up to 33 1/3% of the Fund's total assets, including all collateral for such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned:
(a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES
The Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary
Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed cir cumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

The Fund may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar-denominated securities of foreign issuers, which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

OPTIONS
The Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all.

A call option on a security is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES
Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices, and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance either that the position can be offset prior to settlement at an advantageous price, or that delivery will occur. In order to cover its potential obligations if the Fund enters into futures contracts or options thereon, the Fund will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING
The Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS
Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. A "nonfundamental policy" may be changed by vote of a majority of the Fund's Board of Trustees at any time.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, except in connection with borrowings permitted in restriction No. 4 and except that the writing of covered options on securities and stock indexes, and transactions in stock index futures and options thereon, shall not be deemed to be the issuance of a senior security.

2. Purchase securities on margin; but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

3. Make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer at least equal in amount to the securities sold short.

4. Borrow money, except that the Fund may borrow from banks if, immediately after such borrowing, the value of the total assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowing) is at least 300% of the amount of the borrowings.

5. Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with permissible borrowings or investments.

6. Act as a securities underwriter, or act as a distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of securities, except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 in making sales of securities not registered under federal securities law.

7. Participate on a joint or joint-and-several basis in any securities trading account.

8. Make any investment in a particular industry if, immediately after the making of such investment, 25% or more of the Fund's total assets would be invested in such industry.

9. Purchase or sell real estate or interests therein or real estate mortgages, provided that the Fund may purchase marketable securities of real estate investment trusts.

10. Purchase or sell commodities or commodity contracts, nor invest in oil, gas or other mineral exploration development programs, including mineral leases, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.

11. Make loans to others, except through purchasing qualified debt obligations, lending its securities or entering into repurchase agreements.

12. Make any investment in warrants or rights if, immediately after the making of such investment, more than 5% of the Fund's net assets would be so invested or more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized domestic stock exchange; provided, however, that warrants or rights which are attached to other securities shall be deemed to have no value for purposes hereof.

13. Purchase or retain the securities of any issuer if, to the knowledge of the Treasurer of the Fund, those officers and directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14. Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for less than three years. This limitation shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

15. Purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Fund's total assets (taken at market or other current value) would be invested in such securities immediately after the making of any such investment, or the Fund may make such a purchase as part of a merger, consolidation or acquisition of assets.

16. The Fund may purchase and sell (write) put and call options on securities and stock indexes, but only if such options are exchange-traded or traded on an automated quotation system of a national securities association; provided, however, that options on securities written by the Fund must be covered.

The following restriction is nonfundamental:

17. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund might make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in many cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Govern ment securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal years ended October 31, 2003, October 31, 2002, and October 31, 2001, the Fund paid an aggregate of approximately $1,695,701, $1,687,878, and $1,222,087 respectively, in brokerage commissions, of which approximately $939,853, $1,290,608, and $1,222,087 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2003 constituted 55% of the aggregate brokerage commissions paid by the Fund; during that year, 62% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE
The New York Stock Exchange ("NYSE") is generally open on each Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the
Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees.

CLASSES OF SHARES
As described in the Prospectus, the Fund has two classes of shares: Class A shares, which are generally subject to a front-end load, and Class N shares, which are not subject to a load. Exchanges cannot be made between Class A and Class N shares. From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge on a purchase of Class A shares. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES AND REDEMPTIONS Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Fred M. Alger III are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Effective June 1, 2004, you may incur a 2% redemption fee if you redeem shares of the Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of the Fund may be suspended, or the date of payment postponed for more than seven days, (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CONFIRMATIONS AND ACCOUNT STATEMENTS
All of your transactions through the Transfer Agent, Alger Shareholder Services, Inc., will be confirmed on separate written transaction confirmations and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

PURCHASES THROUGH PROCESSING ORGANIZATIONS
You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Fund may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Fund for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may charge their customers a fee in connection with services offered to customers, and will provide their customers with specific information regarding such fees.

AUTOMATIC INVESTMENT PLAN (CLASS N SHARES)
Purchases into your account will be made on the fifteenth and/or last business day of each month. If the fifteenth falls on a weekend or a NYSE holiday, the purchase shall be made on the next business day. In order to participate, your account must be held by a bank which is a member of the Automated Clearing House. Please note that transfers from your bank account to a fund sponsored retirement account will be considered current year contributions.

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

TELEPURCHASE AND TELEREDEMPTION
(CLASS N SHARES)
You can apply for TelePurchase or TeleRedemption by completing a Telephone Services Form and returning it to the Transfer Agent. Although the Fund is authorized to charge a fee of $17 for each Automated Clearing House redemption, it does not currently intend to do so. To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Spectra retirement plan and shares issued in certificate form are not eligible for this service.

RIGHT OF ACCUMULATION (CLASS A SHARES)
Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares of the Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)
A Letter of Intent ("LOI") contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOIwhen placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the sales charge table in the Prospectus includes purchases by "any person" (as defined above) of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI. Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. In determining the total amount of purchases made under the LOI, shares redeemed by the investor prior to termination of the LOI period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOIamount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

SIGNATURE GUARANTEES
The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

SELLING SHARES BY TELEPHONE (CLASS N SHARES)
The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemption requests generally will be paid on the next business day. This service is not available within 60 days of changing your address or bank account of record.

EXCHANGE PRIVILEGE
Shareholders may exchange shares of the Fund for shares of the Alger Money Market Fund (the "MMF") of The Alger Funds, another mutual fund managed by Alger Management, and conversely may also exchange shares of the MMF for Fund shares. MMF shares acquired in such exchanges, together with MMF shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund, but only for Fund shares of the same class as those originally exchanged for MMF shares. These exchanges will normally be effected at the respective net asset values of the Fund and MMF next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. However, with respect to any shares of the Fund acquired after May 31, 2004, if you exchange such shares for shares of the MMF within 30 days of purchase (including purchase by exchange into the Fund), the Fund may impose a redemption fee of 2% of the amount redeemed. A 1% contingent deferred sales charge ("CDSC") will be assessed on redemptions of Class A Shares of the Fund purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year (see "Contingent Deferred Sales Charge," below), and on redemptions of MMF shares acquired in exchange for such shares, based solely on the period of time the shares are retained in the Fund. Thus, the period of time shares are held in the MMF will not be counted towards the one-year holding period in determining whether the shares are subject to a CDSC.

Shares of the MMF received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for MMF shares, an investor should carefully read a Prospectus describing the MMF. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 711-6141. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.

For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

SYSTEMATIC WITHDRAWAL PLAN (CLASS N SHARES)
A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than 1% of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

REDEMPTIONS IN KIND
Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE
Certain Class A Shares of the Fund are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Redemptions of Fund shares are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

WAIVERS OF SALES CHARGES
No initial sales charge or CDSC is imposed on Class A share purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and
(iv)  spouses  and  minor  children  of  those   employees,   participants   and
beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by ERISA; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization; and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) by registered representatives or broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 711-6141.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED
SALES CHARGE
Any CDSC which otherwise would be imposed on redemptions of Class A Shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability; (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a 5% owner of the employer maintaining the plan, following attainment of age 70 1/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70 1/2 or from a custodial account under
Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70 1/2; and (iii) a tax-free return of an excess contribution to an IRA; (c) systematic withdrawal payments; and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed shares in the Fund may reinvest all or part of the redemption proceeds in the Fund without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

MANAGEMENT
TRUSTEES AND OFFICERS OF THE FUND
The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met twice during the Fund's last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. The address of Messrs. Alger and Chung is 111 Fifth Avenue, New York, NY 10003; that of Ms. Sanders and Mr. Blum is 30 Montgomery Street, Jersey City, NJ 07302. The address of Ms. Alger and each of the non-interested Trustees is c/o Spectra Fund, 111 Fifth Avenue, New York, NY 10003.

                                                                                                            NUMBER OF PORTFOLIOS
                                                                                                             IN THE ALGER FUND
                                                                                                  TRUSTEE         COMPLEX
NAME, AGE, POSITION WITH                                                                           AND/OR    WHICH ARE OVERSEEN
THE FUND AND ADDRESS                         PRINCIPAL OCCUPATIONS                             OFFICER SINCE    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (69)      Chairman of the Board of Alger Associates, Inc.                         1974              22
  Chairman of the Board     ("Associates"), Fred Alger & Company, Incorporated
                            ("Alger Inc."), Alger Management, Alger Properties, Inc.
                            ("Properties"), Alger Shareholder Services, Inc. ("Services"),
                            Alger Life Insurance Agency, Inc. ("Agency"), Fred Alger
                            International Advisory S.A. ("International"), five of the six investment companies in the Alger Fund Complex, Alger
                             SICAV ("SICAV") and Analysts Resources, Inc. ("ARI").

Dan C. Chung (41)           President since September 2003 and Chief Investment                     2001              16
   Trustee and              Officer and Director since 2001 of Alger Management;
   President                President since 2003 and Director since 2001 of
                            Associates, Properties, Services, Agency, International
                            (Director since 2003), Trust and ARI; Trustee/Director of
                            four of the six investment companies in the Alger Fund
                            Complex since 2001; senior analyst with Alger
                            Management 1998-2001.

                                                                                                            NUMBER OF PORTFOLIOS
                                                                                                             IN THE ALGER FUND
                                                                                                  TRUSTEE         COMPLEX
NAME, AGE, POSITION WITH                                                                           AND/OR    WHICH ARE OVERSEEN
THE FUND AND ADDRESS                         PRINCIPAL OCCUPATIONS                             OFFICER SINCE    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Hilary M. Alger, CFA (42)   Trustee/Director of five of the six investment companies                2003              17
   Trustee                  in the Alger Fund Complex since 2003; Associate Director
                            of Development, College of Arts and Sciences and
                            Graduate School, University of Virginia 1999-2003;
                            Director of Development and Communications, Lenox Hill
                            Neighborhood House 1997-99; securities analyst, Alger
                            Management 1987-92.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (50)  Managing Partner of North Castle Partners, a private                    2000              16
   Trustee                  equity securities group; Chairman of Equinox, Leiner
                            Health Products, Elizabeth Arden Day Spas, Grand
                            Expeditions and EAS; Trustee/Director of four of the six
                            investment companies in the Alger Fund Complex.
                            Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (58)       Associate Dean of Development, Harvard University;                      2000              16
   Trustee                  Trustee/Director of four of the six investment companies
                            in the Alger Fund Complex. Formerly Deputy Director
                            of the Harvard College Fund.

Lester L. Colbert, Jr. (70) Private investor since 1988; Trustee/Director of three of the           2000              17
   Trustee                  six investment companies in the Alger Fund Complex since
                            2000, of one since 2003, and of another since 1974.
                            Chairman of the Board, President and Chief Executive
                            Officer of Xidex Corporation 1972-87.

Joseph S. Nye, Jr. (66)     Trustee/Director of the six investment companies of the                 2003              23
   Trustee                  Alger Fund Complex; Dean, John F. Kennedy School of
                            Government, Harvard University, since 1995; Assistant
                            Secretary of Defense for International Security Affairs
                            1994-95; Chairman, National Intelligence Council,
                            1993-94.

Stephen E. O'Neil (71)      Attorney; Private investor since 1981; Director of                      1972              23
   Trustee                  Brown-Forman Corporation since 1978; Trustee/
                            Director of the six investment companies in the
                            Alger Fund Complex since the inception of each;
                            formerly of Counsel to the law firm of Kohler & Barnes.

Nathan E. Saint-Amand,      Medical doctor in private practice; Member of the Board                 1986              23
   M.D. (66)                of the Manhattan Institute since 1988; Trustee/Director
   Trustee                  of each of the six investment companies in the Alger
                            Fund Complex since the later of 1986 or its inception;
                            formerly Co-Chairman, Special Projects Committee,
                            Memorial Sloan Kettering.

                                                                                                            NUMBER OF PORTFOLIOS
                                                                                                             IN THE ALGER FUND
                                                                                                  TRUSTEE         COMPLEX
NAME, AGE, POSITION WITH                                                                           AND/OR    WHICH ARE OVERSEEN
THE FUND AND ADDRESS                         PRINCIPAL OCCUPATIONS                             OFFICER SINCE    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (50)      Executive Vice President and Treasurer of Alger Inc., Alger             1996              N/A
   Treasurer and            Management, Properties, Associates, ARI, Services and
   Assistant Secretary      Agency since September 2003 and Senior Vice President
                            prior thereto; Treasurer or Assistant Treasurer, and Assistant
                            Secretary, of each of the other five investment companies
                            in the Alger Fund Complex since the later of 1996 or its
                            inception. Director of SICAV and International and Chairman of the Board (and prior thereto, Senior Vice President)
                            and Treasurer of Alger National Trust Company since 2003.

Dorothy G. Sanders (48)     Senior Vice President, General Counsel and                              2000              N/A
   Secretary                Secretary of Alger Inc., General Counsel and Secretary
                            of Associates, Agency, Properties, Services, ARI and
                            Alger Management, and Secretary of International and
                            each of the other five investment companies in the Alger
                            Fund Complex since the later of 2000 or its inception.
                            Senior Vice President, Fleet Financial Group 1998-2000.

Mr. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Ms. Alger is an interested person of the Fund because she is Mr. Alger's daughter. Mr. Chung is Mr. Alger's son-in-law. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The fund pays each independent trustee $2,000 for each meeting he or she attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2003. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended October 31, 2003.

                               COMPENSATION TABLE

                                               AGGREGATE
                                              COMPENSATION
                                                  FROM                 TOTAL COMPENSATION PAID TO TRUSTEES FROM
       NAME OF PERSON, POSITION               SPECTRA FUND                      THE ALGER FUND COMPLEX
       ------------------------               ------------             ----------------------------------------
       CHARLES F. BAIRD, JR.                     $6,000                                 $22,500
       ROGER P. CHEEVER                          $8,000                                 $30,000
       LESTER L. COLBERT, JR.                    $8,000                                 $32,000
       STEPHEN E. O'NEIL                         $8,000                                 $38,000
       NATHAN E. SAINT-AMAND                     $8,000                                 $36,000

The following table shows each Trustee's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D =
$50,000-$100,000; E = over $100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

                                                                              AGGREGATE EQUITY SECURITIES
                                           EQUITY SECURITIES                    OF FUNDS IN ALGER FUND
            NAME OF TRUSTEE                    OF THE FUND                    COMPLEX OVERSEEN BY TRUSTEE
       ------------------------            ------------------           ---------------------------------------
       INTERESTED TRUSTEES
       -------------------
       Fred M. Alger III                             E                                     E
       Hilary M. Alger                               A                                     E
       Dan C. Chung                                  C                                     E

       NON-INTERESTED TRUSTEES
       -----------------------
       Charles F. Baird, Jr.                         A                                     A
       Roger P. Cheever                              C                                     C
       Lester L. Colbert, Jr.                        B                                     D
       Joseph S. Nye                                 A                                     A
       Stephen E. O'Neil                             A                                     A
       Nathan E. Saint-Amand                         E                                     E

INVESTMENT MANAGER
Alger Management serves as investment manager to the Fund pursuant to a written agreement (the "Management Agreement"), subject to the supervision of the Board of Trustees. The services provided by Alger Management under the Management Agreement include: providing administrative services, making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting most of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange
Commission. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc. ("Associates"), a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is the President and majority shareholder. Mr. Alger and the officers of the Fund are affiliated persons of the Fund and Alger Management by virtue of their positions with those entities.

Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Fund. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreement.

For the fiscal years ended October 31, 2003,  October 31, 2002,  and October 31,
2001,  Alger  Management  received  $3,749,912,   $5,586,657,   and  $8,975,344,
respectively, from the Fund under these arrangements.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments struc tured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

At their meeting called to consider the annual renewal of the Fund's Investment Management Agreement with Alger Management, the Trustees considered the nature and quality of the services provided in relation to the fees paid by the Fund and the other benefits received by Alger Management by virtue of its relationship with the Fund. In their deliberations, the Trustees considered materials, which they had reviewed in advance of the meeting, regarding the Fund's performance and expenses, including advisory fees and brokerage commissions, and Alger Management's financial condition, overall investment advisory operations, brokerage practices with respect to the Fund, and profits from its mutual fund operations (reflecting not only advisory fees but also receipt by an affiliate of fund brokerage commissions and by another affiliate of transfer agency fees). The Trustees had also received a memorandum discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Investment Management Agreement itself. In considering the Management Agreement, the Trustees also drew upon prior discussions with representatives of Alger Management, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of Alger Management and its affiliates. To consider the renewals, the non-interested Trustees met in executive session with independent counsel. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in the light of market conditions and noted that the general fund administrative services also provided by Alger Management under the terms of its Management Agreement were of high quality; in this connection they noted, for example, that the services provided by Alger Management's telephone representatives had been highly rated by an independent company evaluating the quality of such services, and that the most recent regulatory inspections had produced no material adverse comments on the Fund's operations. The Trustees considered the fact that, in addition to its management fees, Alger Management benefits from its affiliate's providing most of the brokerage for the Fund; they concluded that, even in light of this fact and of other tangible and intangible benefits arising from Alger Management's relationship with the Fund, the management fee paid by the Fund was fair and reasonable in relation to the services rendered and that the services rendered were satisfactory.

SHAREHOLDER SERVICING AGREEMENT
Under a Shareholder Servicing Agreement, the Fund pays Alger Inc. a shareholder servicing fee of .25% of the value of the Fund's average daily net assets for service and maintenance of shareholder accounts. Alger Inc. may pay some of this fee to other organizations that also provide shareholder services and maintenance of shareholder accounts. Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a periodic basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the fiscal year ended October 31, 2003, the Fund paid Alger Inc. $624,985 under the Shareholder Servicing Agreement.

EXPENSES OF THE FUND Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including custodian fees, Trustees' fees, transfer agency fees, legal fees, auditing costs, investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Fund may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

INDEPENDENT AUDITORS
Ernst & Young LLP serves as independent auditors for the Fund.

CODE OF ETHICS
Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 711-6141.

TAXES
The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things, distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains. In so qualifying, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

CUSTODIAN AND TRANSFER AGENT
State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets pursuant to a custodian agreement. Alger Shareholder Services, Inc. ("Services"), 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Services processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

Under the transfer agency agreement, Services is compensated on a per-account and, for certain transactions, a per-transaction basis.

DIVERSIFICATION
The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diver sified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

CERTAIN SHAREHOLDERS
Set forth below is certain information regarding significant shareholders of the Fund. Charles Schwab & Co., Inc.--Special Custody Acct. owned beneficially or of record 30.59% of the shares of the Fund at February 3, 2004, and may be deemed to control the Fund, which may have the effect of proportionately diminishing the voting power of other shareholders of the Fund.

The following table contains information regarding persons who are known by the Fund to own beneficially or of record 5% or more of Class N shares. All holdings are expressed as a percentage of the Fund's outstanding shares as of February 3, 2004.

         RECORD/BENEFICIAL

                                                                     OWNERSHIP
                                                                   -------------
Charles Schwab & Co., Inc.
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104 ............................................  31.33%/--

National Financial Services
200 Liberty Street
New York, NY 10281 .................................................  9.75%/--

Fred Alger Management, Inc. ........................................  6.10%/--

The Fund's Trustees and officers as a group hold directly less than 1% of the Fund's outstanding shares. Alger Associates, Inc., of which Fred M.Alger III is the controlling shareholder, owns 3.46% of the Fund's shares.

ORGANIZATION
The Fund is a diversified, open-end management investment company. From its inception in 1968 until February 12, 1996, the Fund was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Fund reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Fund was changed from "Spectra Fund, Inc." to "Spectra Fund." The Fund is authorized to offer an unlimited number of shares.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. In the interest of economy and convenience, certificates representing shares of the Fund are physically issued only upon specific written request of a shareholder.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

PROXY VOTING POLICIES AND
PROCEDURES
The Board of Trustees of Spectra Fund (the "Fund") has delegated authority to vote all proxies related to the Fund's portfolio securities to Fred Alger Management, Inc. ("Management"), the Fund's investment manager. Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Management delegates its proxy voting authority for all foreign and domestic securities held in the Fund to Institutional Shareholder Services, Inc. ("ISS") a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund. Further, Management has developed a Proxy Voting Committee, which makes voting determinations in the event of a conflict of interest.

Management maintains records of its proxy voting policies and procedures. Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

Beginning on August 31, 2004, the Fund's proxy voting record will be available upon request by calling (800) 254-3796 and/or the Fund's website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Management or ISS, on Management's behalf, to vote proxies of securities held by the Funds.

OPERATIONAL ISSUES
Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS
Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS
Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS
Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION
Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION
Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES
Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES
Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

FINANCIAL STATEMENTS
The Fund's financial statements for the year ended October 31, 2003, are contained in the Annual Report to shareholders and are hereby incorporated by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained free of charge by telephoning (800) 711-6141.

APPENDIX

CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B by Moody's generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AA by Standard & Poor's Corporation ("S&P") are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

     Bonds rated BB and B by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Bonds rated AAA by Fitch Investors Service, Inc. ("Fitch") are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question,

APPENDIX

(continued)

whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff and Phelps, Inc. ("Duff") to be of the highest credit quality with negligible risk factors; only slightly more than
U. S. Treasury debt. Bonds rated Duff-2, -3 and -4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1, or related supporting institutions, are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2, or related supporting institutions, are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-l, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1. The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:

Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT AUDITORS:

Ernst & Young LLP
5 Times Square
New York, New York 10036

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. The Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

SSAI23

                                                                    SPECTRA FUND

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
                                                               FEBRUARY 28, 2004
                                                        AS REVISED APRIL 1, 2004

                                                                    [LOGO] ALGER